UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2007
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama (State or other jurisdiction of incorporation)	1-12358 (Commission File Number)	59-7007599 (IRS Employer Identification Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 24, 2007, the Executive Compensation Committee (“Compensation Committee”) of the Board of Trustees of Colonial Properties Trust (the “Company”) determined the annual incentive award for 2006 for each of the named executive officers of the Company. The amounts in the “Non-Equity Incentive Plan Compensation” column had not been determined at the time of filing of the Company’s proxy statement for the 2007 annual meeting of shareholders (the “Proxy Statement”). The amount of the annual incentive compensation awarded to each of the Company’s named executive officers, and the amount of compensation that would have been reflected in the “Total” column of the Summary Compensation Table included in the Proxy Statement, had the non-equity incentive plan compensation amounts been determined prior to filing the Proxy Statement, are set forth below.

	Non-Equity Incentive Plan
Name and Principal Position (1)	Compensation ($) (2)	Total ($)
Thomas H. Lowder Chairman of the Board	$156,446	$2,373,222
C. Reynolds Thompson, III Chief Executive Officer	189,970	1,452,089
Weston M. Andress President and Chief Financial Officer	189,970	1,508,708
Paul F. Earle Executive Vice President — Multifamily Division	5,388	670,575
Charles A. McGehee Executive Vice President — Mixed Use Division	52,902	811,260
Robert A. Jackson Executive Vice President — Office Division	73,560	647,810

(1)	Mr. Lowder also served as Chief Executive Officer through April 2006. Mr. Thompson was appointed Chief Executive Officer in April 2006.

(2)	The Compensation Committee approved annual incentive compensation awards to the named executive officers for 2006 as follows: Mr. Lowder — $208,594; Mr. Thompson — $253,293; Mr. Andress — $253,293; Mr. Earle — $7,184; Mr. McGehee — $65,869; and Mr. Jackson — $98,080. Pursuant to the terms of the annual incentive compensation plan for 2006, the named executive officers must take 25% of their annual incentive plan award in the form of restricted common shares instead of cash. The amounts shown in the “Non-Equity Incentive Plan Compensation” column above do not include this 25% mandatory restricted common share portion of the award. Pursuant to rules of the Securities and Exchange Commission (the “SEC”), such portion of the award will be included in the Company’s 2007 Grants of Plan-Based Awards Table. In addition, the named executive officers may elect to receive all or a portion of the remaining 75% of the award in the form of restricted common shares instead of cash. Officers who elect to receive between 25% and 50% of their award in restricted shares receive shares having a market value on the award date equal to 125% of the amount received in restricted shares (i.e., an additional 25% in restricted common shares), and officers who elect to receive more than 50% of their award in restricted shares receive shares having a market value on the award date equal to 140% of the elected amount (i.e., an additional 40% in restricted common shares). For 2006, each of Messrs. Lowder, Thompson, Andress, Earle and McGehee elected to receive 100% of their annual incentive plan award in the form of restricted common shares instead of cash. Thus, the following restricted share grants were approved by the Compensation Committee on April 24, 2007 in lieu of the cash payments: Mr. Lowder — 5,836 shares; Mr. Thompson — 7,087 shares; Mr. Andress — 7,087 shares; Mr. Earle — 201 shares; Mr. McGehee — 1,452 shares; and Mr. Jackson — 611 shares. The amounts in the “Non-Equity Incentive Plan Compensation” column above reflect the dollar amount of the 75% portion of the annual incentive award elected to be received in restricted common shares by Messrs. Lowder, Thompson, Andress, Earle and McGehee. The amounts do not include any additional restricted common shares (each of Messrs. Lowder, Thompson, Andress, Earle and McGehee are entitled to receive an additional 40% of their annual award in restricted common shares) received by the executive. Pursuant to SEC rules, the elective portion of the restricted share awards, including the additional restricted share awards, will be reported in the Company’s 2007 Grants of Plan-Based Awards Table. All restricted share awards (other than Mr. Jackson’s) are subject to a three-year vesting period (50% vests on the first anniversary of the date of grant, and 25% vests on each of the second and third anniversaries of the date of grant). Mr. Jackson’s shares vest 60% on the first anniversary of the date of grant and 40% on the second anniversary of the date of grant. In addition, for Mr. McGehee, $14,000 of this value represents the previously disclosed amount of commissions earned in 2006 that were paid in cash to Mr. McGehee in 2006 (as disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table in the Proxy Statement).
     In addition, on April 24, 2007, the Compensation Committee also approved the following long-term incentive compensation option share and restricted common share awards for 2006 for each of the named executive officers (all of the following awards were granted on April 24, 2007):

Name and Principal Position	Share Option Grants (#)	Restricted Share Awards (#)
Thomas H. Lowder Chairman of the Board	10,421	2,084
C. Reynolds Thompson, III Chief Executive Officer	12,655	2,531
Weston M. Andress President and Chief Financial Officer	12,655	2,531
Paul F. Earle Executive Vice President — Multifamily Division	359	4,069
Charles A. McGehee Executive Vice President — Mixed Use Division	2,591	518
Robert A. Jackson Executive Vice President — Office Division	4,900	980

Each of the share option and restricted share grants vests in five equal annual installments beginning on the first anniversary of the date of grant.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 25, 2007, the Board of Trustees of the Company approved amendments to the Company’s Bylaws to incorporate the following: (i) to permit regular meetings of the Company to be called by or at the request of the chairman of the Board, the lead Trustee or the chief executive officer; (ii) to permit special meetings of the Board of Trustees of the Company to be called by the chairman of the Board or the lead Trustee, in addition to the chief executive officer or a majority of the Trustees then in office; and (iii) to permit notice of Board meetings to be given by electronic mail. A copy of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit	Reference

3.1	Colonial Properties Trust Bylaws (as amended through April 25, 2007)	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: April 30, 2007	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer

Exhibit Index

Exhibit No.	Description of Exhibit	Reference

3.1	Colonial Properties Trust Bylaws (as amended through April 25, 2007)	Filed herewith.